UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                   May 6, 2005


                               PLIANT CORPORATION
                               ------------------
               (Exact name of company as specified in its charter)


            UTAH                      333-40067                87-0496065
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission file number)       (IRS Employer
      of incorporation)                                   Identification Number)

                         1475 Woodfield Road, Suite 700
                              Schaumburg, IL 60173
               (Address of principal executive offices) (Zip Code)


                                 (847) 969-3300
                COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                ------------------------------------------------


                                      N.A.
          (Former name or former address if changed since last report)

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On May 6, 2005, the Company issued a press release, the text of which is incorporated herein by reference, announcing consummation of its previously announced solicitation of consents to amend the indenture relating to its 11 1/8% Senior Secured Discount Notes due 2009. In conjunction with these consents, the Company has paid aggregate consideration of $4,844,360 to the consenting noteholders. This press release is filed as Exhibit 99.1 to this Report.

ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

     On May 6, 2005, the Company issued a press release, the text of which is incorporated herein by reference, announcing consummation of its previously announced solicitation of consents to amend the indenture relating to its 11 1/8% Senior Secured Discount Notes due 2009. This press release is filed as
Exhibit 99.1 to this Report.

ITEM 9.01. FINANCIAL STATEMENT AND EXHIBITS

(c) The following items are included as Exhibits to this report

99.1     Press Release dated May 6, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 PLIANT CORPORATION


Date: May 6, 2005              By:  /s/ Harold C. Bevis
                                  ----------------------------------------------
                                  Harold C. Bevis
                                  President, Chief Executive Officer, and
                                  Acting Chief Financial Officer